UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2019

RPT Realty
(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

19 W 44th Street,	Suite 1002
New York,	New York	10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 221-1261

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest, ($0.01 Par Value Per Share)	RPT	New York Stock Exchange
7.25% Series D Cumulative Convertible Perpetual Preferred Shares of Beneficial Interest ($0.01 Par Value Per Share)	RPT.PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 30, 2019, RPT Realty (the “Company”) announced its financial results for the quarter ended September 30, 2019. A copy of the Company’s October 30, 2019 press release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of the Company’s Quarterly Financial and Operating Supplement Package is available on the Company's corporate website at www.rptrealty.com. The information contained in this report on Form 8-K, including Exhibit 99.1 shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed or to be filed by the Company under the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure.

On October 30, 2019, the Company announced its financial results for the quarter ended September 30, 2019. A copy of the Company’s press release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of the Company’s Quarterly Financial and Operating Supplement Package is available on the Company's corporate website at www.rprtrealty.com. In addition, on October 30, 2019, the Company announced it has received binding commitments for a $660 million unsecured credit facility. A copy of the Company's press release is furnished as Exhibit 99.2 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed or to be filed by the Company under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(a)  Exhibits

99.1  Press release of RPT Realty dated October 30, 2019 reporting third quarter 2019 results.

99.2  Press release of RPT Realty dated October 30, 2019 announcing binding commitments for a $660 million unsecured credit facility.

104  Cover Page Interactive Data File - The cover page does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPT REALTY

Date:	October 30, 2019	By: /s/ MICHAEL P. FITZMAURICE
Michael P. Fitzmaurice
Executive Vice President and Chief Financial Officer